UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2000
                                                 ---------------

INTACTA TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

          Nevada                      0-30467                58-2488071
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)

235 Peachtree Street, N.E.
2215 North Tower
Atlanta, GA
30303
(Address of Principal Executive Offices)
(404) 880-9919
(Registrant's Telephone Number, Including Area Code)

PAGE

Item 5    Other Events

          On October 16, 2000, Intacta Technologies Inc., (the "Company")
          consummated the private placement of 2,333,333  units (the "Units")
          at a price of $3.00 per Unit for gross proceeds of $7,000,000.
          Each Unit is comprised of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $3.50 per share.  Approximately $2,500,000 of the gross proceeds were the result of the conversion by the holders of Bridge Notes acquired from Intacta in May and June of 2000.

Item 7    Financial Statements and Exhibits

         (c) Exhibits:

          1.  Press Release of the Company dated October 16, 2000

PAGE

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Intacta Technologies Inc.
                                   -----------------------------
                                  (Registrant)

                                   /s/ Sandra Buschau
                                   -----------------------------
                                  (Signature)

                                   Sandra Buschau
                                   -----------------------------
                                  (Name)

                                   Corporate Secretary
                                   -----------------------------
                                  (Title)

October 16, 2000
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Date